UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08544
Investment Managers Series Trust III
(Exact name of registrant as specified in charter)

235 West Galena Street
Milwaukee, Wisconsin 53212
(Address of Principal Executive Offices, including Zip Code)
Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740
(Name and Address of Agent for Service)
COPIES TO:
Laurie Anne Dee
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626
Registrant's telephone number, including area code:
(626) 385-5777
Date of fiscal year end:
May 31
Date of reporting period:
May 31, 2025
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Act”), is as follows:
FPA Queens Road Small Cap Value Fund
Advisor Class/QRSAX
ANNUAL SHAREHOLDER REPORT | May 31, 2025
This annual shareholder report contains important information about the FPA Queens Road Small Cap Value Fund (“Fund”) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Small Cap Value Fund (Advisor Class/QRSAX)	$90	0.86%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended May 31, 2025, the FPA Queens Road Small Cap Value Fund's Advisor Class (“Fund”) had a positive performance of 8.66%. It outperformed its benchmark, the Russell 2000 Value Index (“Index”), by nearly 1000 basis points as the Index returned -1.14% for the same period. The Investment Team (“Team”) believes a consistent process and long-term focus are key components of success. Through careful bottom-up research and fundamental analysis, the Team seeks companies in sound financial condition trading at discounts to their estimates of intrinsic value. The Team believes owning a diversified portfolio of value-creating companies acquired at attractive prices with a margin of safety has a high likelihood of investment success over time. It is also the team’s belief that following this process should help reduce volatility and down-market capture, which was the experience over the most recent trailing twelve months.
TOP PERFORMANCE CONTRIBUTORS*
InterDigital (IDCC) is a research and development organization that develops and acquires wireless communication and video patents. The company has a history of strong financial performance, opportunistically buys back shares, and pays a modest dividend. IDCC has been successfully renewing its wireless licensing agreements (Apple in 2022, Samsung in 2023) and has a growing stream of recurring licensing revenues across consumer electronics, internet of things (IoT) and automotive customers. CEO Liren Chen joined in 2021 from Qualcomm and has been hiring other former Qualcomm managers. The company’s share price was strong in 2024 on growing revenue, profitability, and buybacks. We began trimming our IDCC position this year.
Sprouts Farmers Market (SFM) is a grocer focusing on fresh, natural and organic products. The company has best-in-class margins[1], attractive returns on capital and great new store economics. Sprouts accelerated its unit growth from 12 stores a year to 33 stores in 2024 on a base of roughly 400 stores. Over the past year, SFM’s stock has performed extremely well after reporting consistently strong operating results and from a low initial valuation[2]. We have been trimming our position since the third quarter of 2024 and, as of quarter end, Sprouts sat just outside the top ten holdings. Although SFM’s share price has increased faster than bottom line results, we believe SFM still trades in the “range of reasonableness” for a high-quality, non-cyclical franchise that can reinvest capital at attractive rates of return.
UGI Corp (UGI) is a well-run gas and electric utility in Western Pennsylvania and West Virginia. The company also owns a sizable, regulated pipeline business, a large propane distribution business in Europe, and AmeriGas, the U.S.’s largest propane distributor. UGI has been redirecting cash flow to pay down debt at AmeriGas and the utility holding company. We are pleased with the company’s improved financial position and with green shoots at AmeriGas.
[1] As of March 30, 2025, Sprout’s gross margin was 39.6%. (Source: Form 10-Q for the quarter ended March 30, 2025).
[2] Source: Factset. On June 30, 2023, SFM’s share price was $36.73. This was 15x trailing EPS of $2.39 for the year ending Dec-22 and 13x forward EPS of $2.84 for the year ending Dec-23.
TOP PERFORMANCE DETRACTORS*
Vishay Intertechnology (VSH) makes passive electronic components and discrete semiconductors (resistors, inductors, capacitors, MOSFETs, diodes, etc). Although the industry is cyclical, competitive dynamics are stable and VSH benefits from incremental growth from electric vehicles and industrial electrification. The industry is currently struggling from a cyclical downturn following the excesses and component hoarding of the Covid era. Additionally, at its April 2024 Investor Day, Vishay announced aggressive 2028 investment and profitability targets with a plan to strategically change the company’s culture that was notably staid and overly-conservative. We are cautiously optimistic
PVH (PVH) is an apparel company that owns the Tommy Hilfiger and Calvin Klein brands globally. Most of PVH’s earnings come from Europe, where the Tommy and Calvin brands are considered “almost luxury” and where PVH has demonstrated high single-digit organic growth with pricing power over the preceding decade. CEO Stefan Larsson has done an excellent job revitalizing the company and improving margins at PVH’s moribund U.S. operations. In the company’s most recent fiscal year (ending January 31, 2025), comparable revenue was down 2% as the company bumped into a weaker global consumer and actively cleaned up its channel inventory in Europe. Investors are skittish about tariffs and, in 2024, PVH was added to China’s “Unreliable Entity” list threatening the roughly 15% of the company’s profitability that comes from China[1]. PVH’s sales and sourcing are globally diversified, and the company uses its prodigious cash flow to buy back shares. We think shares are cheap at roughly 6x trailing earnings as of April 18, 2025 and have been adding to the position.
Scholastic (SCHL) is an educational publishing company that runs the eponymous book fairs in America’s K-12 schools. We first bought shares in 2008 and have added a little overtime. Over 15 years, results have been volatile as Scholastic has never been able to translate its name brand, publishing assets or forays into adjacent markets into consistent earnings. The company has always traded at a discount compared to its economic earnings potential. It also owns prime New York City real estate that we estimate to be worth $300 - $400 million. We were cautiously optimistic when Thomson Reuters’ Peter Warwick became CEO in 2021. Poor performance at the company’s book fairs caused the stock to drop 20% following results on July 19, 2024, and another 20% following results reported on December 20, 2024. We’ve added to our position on this weakness.
* The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. The share price changes noted may not equate with the performance of the holding in the Fund.  As of May 31, 2025, the positions sizes for the securities mentioned as a percentage of net assets was: Interdigital (4.77%), Sprouts (3.91%) UGI (2.68%), Vishay (2.21%), PVH Corp (3.08%) and Scholastic (1.14%). Past performance is no guarantee, nor is it indicative, of future results.
Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth values. The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.
Down-Capture Market is a ratio that measures how well an investment manager performs relative to a benchmark index during periods of market decline.
Gross Margin is the percentage of a company’s revenue that’s retained after direct expenses are subtracted.
Margin of Safety - Buying with a “margin of safety” is when a security is purchased at a discount to the portfolio manager’s estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.
Return on Invested Capital (ROIC) is a calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments. Also referred to as “return on capital”.
Trailing Earnings are the earnings per share (EPS) in the previous fiscal year. EPS is calculated as a company's profit divided by the outstanding shares of its common stock.
[3] As of December 5, 2024 (Source: Earnings Report for the quarter ended September 30, 2024).
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception[1]
FPA Queens Road Small Cap Value Fund (Advisor Class/QRSAX)	8.66%	10.82%
Russell 3000 Index	13.12%	12.00%
Russell 2000® Value Index	-1.14%	6.95%
1	Advisor Class commenced operations on December 1, 2020.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/fpa-queens-road-small-cap-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$909,479,861
Total number of portfolio holdings	53
Total advisory fees paid (net)	$5,204,420
Portfolio turnover rate as of the end of the reporting period	15%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer.  The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
TD SYNNEX Corp.	3.8%
InterDigital, Inc.	3.6%
Fabrinet	3.6%
PVH Corp.	3.4%
UGI Corp.	3.3%
RLI Corp.	3.1%
ServisFirst Bancshares, Inc.	3.1%
Arrow Electronics, Inc.	3.0%
CSG Systems International, Inc.	2.7%
Sprouts Farmers Market, Inc.	2.6%
Asset Allocation
Sector Allocation
Material Fund Changes
On December 6, 2024, Distribution Services, LLC, serves as the Fund’s distributor (the “Distributor”). Prior to December 6, 2024, UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, served as the Fund’s distributor.
This is a summary of certain changes to the Fund since June 1, 2024. For more complete information, you may review the Fund's prospectus, which is dated September 30, 2024 at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA Queens Road Small Cap Value Fund - Advisor Class

FPA Queens Road Small Cap Value Fund
Institutional Class/QRSIX
ANNUAL SHAREHOLDER REPORT | May 31, 2025
This annual shareholder report contains important information about the FPA Queens Road Small Cap Value Fund (“Fund”) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Small Cap Value Fund (Institutional Class/QRSIX)	$81	0.78%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended May 31, 2025, the FPA Queens Road Small Cap Value Fund's Institutional Class (“Fund”) had a positive performance of 8.82%. It outperformed its benchmark, the Russell 2000 Value Index (“Index”), by nearly 1000 basis points as the Index returned -1.14% for the same period. The Investment Team (“Team”) believes a consistent process and long-term focus are key components of success. Through careful bottom-up research and fundamental analysis, the Team seeks companies in sound financial condition trading at discounts to their estimates of intrinsic value. The Team believes owning a diversified portfolio of value-creating companies acquired at attractive prices with a margin of safety has a high likelihood of investment success over time. It is also the team’s belief that following this process should help reduce volatility and down-market capture, which was the experience over the most recent trailing twelve months.
TOP PERFORMANCE CONTRIBUTORS*
InterDigital (IDCC) is a research and development organization that develops and acquires wireless communication and video patents. The company has a history of strong financial performance, opportunistically buys back shares, and pays a modest dividend. IDCC has been successfully renewing its wireless licensing agreements (Apple in 2022, Samsung in 2023) and has a growing stream of recurring licensing revenues across consumer electronics, internet of things (IoT) and automotive customers. CEO Liren Chen joined in 2021 from Qualcomm and has been hiring other former Qualcomm managers. The company’s share price was strong in 2024 on growing revenue, profitability, and buybacks. We began trimming our IDCC position this year.
Sprouts Farmers Market (SFM) is a grocer focusing on fresh, natural and organic products. The company has best-in-class margins[1], attractive returns on capital and great new store economics. Sprouts accelerated its unit growth from 12 stores a year to 33 stores in 2024 on a base of roughly 400 stores. Over the past year, SFM’s stock has performed extremely well after reporting consistently strong operating results and from a low initial valuation[2]. We have been trimming our position since the third quarter of 2024 and, as of quarter end, Sprouts sat just outside the top ten holdings. Although SFM’s share price has increased faster than bottom line results, we believe SFM still trades in the “range of reasonableness” for a high-quality, non-cyclical franchise that can reinvest capital at attractive rates of return.
UGI Corp (UGI) is a well-run gas and electric utility in Western Pennsylvania and West Virginia. The company also owns a sizable, regulated pipeline business, a large propane distribution business in Europe, and AmeriGas, the U.S.’s largest propane distributor. UGI has been redirecting cash flow to pay down debt at AmeriGas and the utility holding company. We are pleased with the company’s improved financial position and with green shoots at AmeriGas.
[1] As of March 30, 2025, Sprout’s gross margin was 39.6%. (Source: Form 10-Q for the quarter ended March 30, 2025).
[2] Source: Factset. On June 30, 2023, SFM’s share price was $36.73. This was 15x trailing EPS of $2.39 for the year ending Dec-22 and 13x forward EPS of $2.84 for the year ending Dec-23.
TOP PERFORMANCE DETRACTORS*
Vishay Intertechnology (VSH) makes passive electronic components and discrete semiconductors (resistors, inductors, capacitors, MOSFETs, diodes, etc). Although the industry is cyclical, competitive dynamics are stable and VSH benefits from incremental growth from electric vehicles and industrial electrification. The industry is currently struggling from a cyclical downturn following the excesses and component hoarding of the Covid era. Additionally, at its April 2024 Investor Day, Vishay announced aggressive 2028 investment and profitability targets with a plan to strategically change the company’s culture that was notably staid and overly-conservative. We are cautiously optimistic
PVH (PVH) is an apparel company that owns the Tommy Hilfiger and Calvin Klein brands globally. Most of PVH’s earnings come from Europe, where the Tommy and Calvin brands are considered “almost luxury” and where PVH has demonstrated high single-digit organic growth with pricing power over the preceding decade. CEO Stefan Larsson has done an excellent job revitalizing the company and improving margins at PVH’s moribund U.S. operations. In the company’s most recent fiscal year (ending January 31, 2025), comparable revenue was down 2% as the company bumped into a weaker global consumer and actively cleaned up its channel inventory in Europe. Investors are skittish about tariffs and, in 2024, PVH was added to China’s “Unreliable Entity” list threatening the roughly 15% of the company’s profitability that comes from China[1]. PVH’s sales and sourcing are globally diversified, and the company uses its prodigious cash flow to buy back shares. We think shares are cheap at roughly 6x trailing earnings as of April 18, 2025 and have been adding to the position.
Scholastic (SCHL) is an educational publishing company that runs the eponymous book fairs in America’s K-12 schools. We first bought shares in 2008 and have added a little overtime. Over 15 years, results have been volatile as Scholastic has never been able to translate its name brand, publishing assets or forays into adjacent markets into consistent earnings. The company has always traded at a discount compared to its economic earnings potential. It also owns prime New York City real estate that we estimate to be worth $300 - $400 million. We were cautiously optimistic when Thomson Reuters’ Peter Warwick became CEO in 2021. Poor performance at the company’s book fairs caused the stock to drop 20% following results on July 19, 2024, and another 20% following results reported on December 20, 2024. We’ve added to our position on this weakness.
* The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. The share price changes noted may not equate with the performance of the holding in the Fund.  As of May 31, 2025, the positions sizes for the securities mentioned as a percentage of net assets was: Interdigital (4.77%), Sprouts (3.91%) UGI (2.68%), Vishay (2.21%), PVH Corp (3.08%) and Scholastic (1.14%). Past performance is no guarantee, nor is it indicative, of future results.
Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth values. The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.
Down-Capture Market is a ratio that measures how well an investment manager performs relative to a benchmark index during periods of market decline.
Gross Margin is the percentage of a company’s revenue that’s retained after direct expenses are subtracted.
Margin of Safety - Buying with a “margin of safety” is when a security is purchased at a discount to the portfolio manager’s estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.
Return on Invested Capital (ROIC) is a calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments. Also referred to as “return on capital”.
Trailing Earnings are the earnings per share (EPS) in the previous fiscal year. EPS is calculated as a company's profit divided by the outstanding shares of its common stock.
[3] As of December 5, 2024 (Source: Earnings Report for the quarter ended September 30, 2024).
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $100,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception[1]
FPA Queens Road Small Cap Value Fund (Institutional Class/QRSIX)	8.82%	10.94%
Russell 3000 Index	13.12%	12.00%
Russell 2000® Value Index	-1.14%	6.95%
1	Institutional Class commenced operations on December 1, 2020.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/fpa-queens-road-small-cap-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$909,479,861
Total number of portfolio holdings	53
Total advisory fees paid (net)	$5,204,420
Portfolio turnover rate as of the end of the reporting period	15%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer.  The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
TD SYNNEX Corp.	3.8%
InterDigital, Inc.	3.6%
Fabrinet	3.6%
PVH Corp.	3.4%
UGI Corp.	3.3%
RLI Corp.	3.1%
ServisFirst Bancshares, Inc.	3.1%
Arrow Electronics, Inc.	3.0%
CSG Systems International, Inc.	2.7%
Sprouts Farmers Market, Inc.	2.6%
Asset Allocation
Sector Allocation
Material Fund Changes
On December 6, 2024, Distribution Services, LLC, serves as the Fund’s distributor (the “Distributor”). Prior to December 6, 2024, UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, served as the Fund’s distributor.
This is a summary of certain changes to the Fund since June 1, 2024. For more complete information, you may review the Fund's prospectus, which is dated September 30, 2024 at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA Queens Road Small Cap Value Fund - Institutional Class

FPA Queens Road Small Cap Value Fund
Investor Class/QRSVX
ANNUAL SHAREHOLDER REPORT | May 31, 2025
This annual shareholder report contains important information about the FPA Queens Road Small Cap Value Fund (“Fund”) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Small Cap Value Fund (Investor Class/QRSVX)	$96	0.92%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended May 31, 2025, the FPA Queens Road Small Cap Value Fund's Investor Class (“Fund”) had a positive performance of 8.67%. It outperformed its benchmark, the Russell 2000 Value Index (“Index”), by nearly 1000 basis points as the Index returned -1.14% for the same period. The Investment Team (“Team”) believes a consistent process and long-term focus are key components of success. Through careful bottom-up research and fundamental analysis, the Team seeks companies in sound financial condition trading at discounts to their estimates of intrinsic value. The Team believes owning a diversified portfolio of value-creating companies acquired at attractive prices with a margin of safety has a high likelihood of investment success over time. It is also the team’s belief that following this process should help reduce volatility and down-market capture, which was the experience over the most recent trailing twelve months.
TOP PERFORMANCE CONTRIBUTORS*
InterDigital (IDCC) is a research and development organization that develops and acquires wireless communication and video patents. The company has a history of strong financial performance, opportunistically buys back shares, and pays a modest dividend. IDCC has been successfully renewing its wireless licensing agreements (Apple in 2022, Samsung in 2023) and has a growing stream of recurring licensing revenues across consumer electronics, internet of things (IoT) and automotive customers. CEO Liren Chen joined in 2021 from Qualcomm and has been hiring other former Qualcomm managers. The company’s share price was strong in 2024 on growing revenue, profitability, and buybacks. We began trimming our IDCC position this year.
Sprouts Farmers Market (SFM) is a grocer focusing on fresh, natural and organic products. The company has best-in-class margins[1], attractive returns on capital and great new store economics. Sprouts accelerated its unit growth from 12 stores a year to 33 stores in 2024 on a base of roughly 400 stores. Over the past year, SFM’s stock has performed extremely well after reporting consistently strong operating results and from a low initial valuation[2]. We have been trimming our position since the third quarter of 2024 and, as of quarter end, Sprouts sat just outside the top ten holdings. Although SFM’s share price has increased faster than bottom line results, we believe SFM still trades in the “range of reasonableness” for a high-quality, non-cyclical franchise that can reinvest capital at attractive rates of return.
UGI Corp (UGI) is a well-run gas and electric utility in Western Pennsylvania and West Virginia. The company also owns a sizable, regulated pipeline business, a large propane distribution business in Europe, and AmeriGas, the U.S.’s largest propane distributor. UGI has been redirecting cash flow to pay down debt at AmeriGas and the utility holding company. We are pleased with the company’s improved financial position and with green shoots at AmeriGas.
[1] As of March 30, 2025, Sprout’s gross margin was 39.6%. (Source: Form 10-Q for the quarter ended March 30, 2025).
[2] Source: Factset. On June 30, 2023, SFM’s share price was $36.73. This was 15x trailing EPS of $2.39 for the year ending Dec-22 and 13x forward EPS of $2.84 for the year ending Dec-23.
TOP PERFORMANCE DETRACTORS*
Vishay Intertechnology (VSH) makes passive electronic components and discrete semiconductors (resistors, inductors, capacitors, MOSFETs, diodes, etc). Although the industry is cyclical, competitive dynamics are stable and VSH benefits from incremental growth from electric vehicles and industrial electrification. The industry is currently struggling from a cyclical downturn following the excesses and component hoarding of the Covid era. Additionally, at its April 2024 Investor Day, Vishay announced aggressive 2028 investment and profitability targets with a plan to strategically change the company’s culture that was notably staid and overly-conservative. We are cautiously optimistic
PVH (PVH) is an apparel company that owns the Tommy Hilfiger and Calvin Klein brands globally. Most of PVH’s earnings come from Europe, where the Tommy and Calvin brands are considered “almost luxury” and where PVH has demonstrated high single-digit organic growth with pricing power over the preceding decade. CEO Stefan Larsson has done an excellent job revitalizing the company and improving margins at PVH’s moribund U.S. operations. In the company’s most recent fiscal year (ending January 31, 2025), comparable revenue was down 2% as the company bumped into a weaker global consumer and actively cleaned up its channel inventory in Europe. Investors are skittish about tariffs and, in 2024, PVH was added to China’s “Unreliable Entity” list threatening the roughly 15% of the company’s profitability that comes from China[1]. PVH’s sales and sourcing are globally diversified, and the company uses its prodigious cash flow to buy back shares. We think shares are cheap at roughly 6x trailing earnings as of April 18, 2025 and have been adding to the position.
Scholastic (SCHL) is an educational publishing company that runs the eponymous book fairs in America’s K-12 schools. We first bought shares in 2008 and have added a little overtime. Over 15 years, results have been volatile as Scholastic has never been able to translate its name brand, publishing assets or forays into adjacent markets into consistent earnings. The company has always traded at a discount compared to its economic earnings potential. It also owns prime New York City real estate that we estimate to be worth $300 - $400 million. We were cautiously optimistic when Thomson Reuters’ Peter Warwick became CEO in 2021. Poor performance at the company’s book fairs caused the stock to drop 20% following results on July 19, 2024, and another 20% following results reported on December 20, 2024. We’ve added to our position on this weakness.
* The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. The share price changes noted may not equate with the performance of the holding in the Fund.  As of May 31, 2025, the positions sizes for the securities mentioned as a percentage of net assets was: Interdigital (4.77%), Sprouts (3.91%) UGI (2.68%), Vishay (2.21%), PVH Corp (3.08%) and Scholastic (1.14%). Past performance is no guarantee, nor is it indicative, of future results.
Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth values. The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.
Down-Capture Market is a ratio that measures how well an investment manager performs relative to a benchmark index during periods of market decline.
Gross Margin is the percentage of a company’s revenue that’s retained after direct expenses are subtracted.
Margin of Safety - Buying with a “margin of safety” is when a security is purchased at a discount to the portfolio manager’s estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.
Return on Invested Capital (ROIC) is a calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments. Also referred to as “return on capital”.
Trailing Earnings are the earnings per share (EPS) in the previous fiscal year. EPS is calculated as a company's profit divided by the outstanding shares of its common stock.
[3] As of December 5, 2024 (Source: Earnings Report for the quarter ended September 30, 2024).
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
FPA Queens Road Small Cap Value Fund (Investor Class/QRSVX)	8.67%	13.95%	8.44%
Russell 3000 Index	13.12%	15.34%	12.21%
Russell 2000® Value Index	-1.14%	12.03%	6.22%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/fpa-queens-road-small-cap-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$909,479,861
Total number of portfolio holdings	53
Total advisory fees paid (net)	$5,204,420
Portfolio turnover rate as of the end of the reporting period	15%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer.  The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
TD SYNNEX Corp.	3.8%
InterDigital, Inc.	3.6%
Fabrinet	3.6%
PVH Corp.	3.4%
UGI Corp.	3.3%
RLI Corp.	3.1%
ServisFirst Bancshares, Inc.	3.1%
Arrow Electronics, Inc.	3.0%
CSG Systems International, Inc.	2.7%
Sprouts Farmers Market, Inc.	2.6%
Asset Allocation
Sector Allocation
Material Fund Changes
On December 6, 2024, Distribution Services, LLC, serves as the Fund’s distributor (the “Distributor”). Prior to December 6, 2024, UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, served as the Fund’s distributor.
This is a summary of certain changes to the Fund since June 1, 2024. For more complete information, you may review the Fund's prospectus, which is dated September 30, 2024 at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA Queens Road Small Cap Value Fund - Investor Class

FPA Queens Road Value Fund
QRVLX
ANNUAL SHAREHOLDER REPORT | May 31, 2025
This annual shareholder report contains important information about the FPA Queens Road Value Fund (“Fund”) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-value-fund. You can also request this information by contacting us at (800) 638-3060.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Value Fund (QRVLX)	$67	0.65%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the twelve-month period ending May 31, 2025, the FPA Queens Road Value Fund’s (“Fund”) net return was 4.91%, which includes reinvestment of all distributions. The S&P 500 Value Index (“Index”) return for the same period was 5.04%.
What affected the Fund’s performance?
Fund performance can be attributed to the following:*
For the 12 months ending May 31, 2025, we believe the portfolio was generally well positioned with gains seen from overweight allocations in Financials and Industrials combined with underweight allocations to Energy and Information Technology.  However, the positives experienced from sector allocations were offset by stock selection.
The biggest area of weakness in terms of stock selection for the period was seen within Health Care where shares of Elevance Health, Merck and Centene detracted from performance.
Consumer Staples was another area of weakness for the Fund over the last year as an underweight position was combined with weak stock selection. Of notice was the Fund’s position in Hershey Company, which is often considered less of a Staple and more of a company that sells discretionary items even though it technically falls in the Consumer Staple category.
On the positive side, shares of Trane Technologies within the Industrial space, along with Oracle, American Express, JPMorgan Chase and Ameriprise were all sizable positions and outperformed meaningfully over the period.
*The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. The share price changes noted may not equate with the performance of the holding in the Fund. As of May 31, 2025, the securities noted represented the following weights as a percentage of net assets: Elevance Health (4.09%), Merck (2.85%), Centene (3.90%), Hershey (3.55%), Trane Technologies (7.45%), Oracle (6.34%), American Express (5.96%), JPMorgan Chase (4.16%) and Ameriprise (5.84%). Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. S&P 500 Value Index measures constituents from the S&P 500 Index that are classified as value stocks based on three factors: the ratios of book value, earnings, and sales to price. The index is a modified market cap-weighted index. Past performance is no guarantee, nor is it indicative, of future results.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $100,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
FPA Queens Road Value Fund (QRVLX)	4.91%	13.67%	10.23%
S&P 500® Index	13.52%	15.94%	12.86%
S&P 500® Value Index	5.04%	13.97%	9.79%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/fpa-queens-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$50,295,083
Total number of portfolio holdings	30
Total advisory fees paid (net)	$123,726
Portfolio turnover rate as of the end of the reporting period	0%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer.  The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
Trane Technologies PLC	8.7%
Oracle Corp.	6.7%
American Express Co.	6.4%
Eaton Corp. PLC	6.4%
Ameriprise Financial, Inc.	6.1%
JPMorgan Chase & Co.	4.7%
Berkshire Hathaway, Inc. - Class A	4.5%
General Dynamics Corp.	4.4%
Fiserv, Inc.	3.9%
Pfizer, Inc.	3.6%
Asset Allocation
Sector Allocation
Material Fund Changes
Effective October 1, 2025, the Adviser has contractually agreed to increase the limit on the total annual fund operating expenses of the Fund from 0.65% to 0.73% of the average daily net assets of the Fund.
On December 6, 2024, Distribution Services, LLC, serves as the Fund’s distributor (the “Distributor”). Prior to December 6, 2024, UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, served as the Fund’s distributor.
This is a summary of certain changes to the Fund since June 1, 2024. For more complete information, you may review the Fund's prospectus, which is dated September 30, 2024 at https://fpa.com/funds/overview/fpa-queens-value-fund.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-value-fund. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA Queens Road Value Fund

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-982-4372.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that John Zader and Sandra Brown, who are members of the Registrant’s Audit Committee and Board of Trustees, are “audit committee financial experts” and are “independent” as those terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FPA Queens Road Funds	FYE 5/31/2025	FYE 5/31/2024
(a)	Audit Fees	$27,000	$25,000
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$5,000	$5,000
(d)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FPA Queens Road Funds	FYE 5/31/2025	FYE 5/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

	FPA Queens Road Funds	FYE 5/31/2025	FYE 5/31/2024
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

FPA Queens Road Small Cap Value Fund

(Investor Class: QRSVX)

(Institutional Class: QRSIX)

(Advisor Class: QRSAX)

ANNUAL FINANCIALS AND OTHER INFORMATION

MAY 31, 2025

FPA Queens Road Small Cap Value Fund

A series of Investment Managers Series Trust III

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights
Schedule of Investments	1
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights
Investor Class	7
Institutional Class	8
Advisor Class	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	17
Supplemental Information	18

This report and the financial statements contained herein are provided for the general information of the shareholders of the FPA Queens Road Small Cap Value Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective shareholder report and prospectus.

www.fpa.com

FPA Queens Road Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2025

Number of Shares		Value
	COMMON STOCKS — 91.0%
	AEROSPACE & DEFENSE — 0.9%
109,929	Ducommun, Inc.*	$7,736,803
	APPAREL & TEXTILE PRODUCTS — 5.4%
23,807	Deckers Outdoor Corp.*	2,512,115
878,700	Levi Strauss & Co.	15,245,445
371,552	PVH Corp.	31,124,911
		48,882,471
	ASSET MANAGEMENT — 0.4%
55,915	Brookfield Asset Management Ltd.	3,136,831
	BANKING — 5.9%
323,282	Axos Financial, Inc.*	22,481,031
97,223	Five Star Bancorp	2,718,355
384,754	ServisFirst Bancshares, Inc.	28,637,240
		53,836,626
	COMMERCIAL SUPPORT SERVICES — 3.0%
376,114	CSG Systems International, Inc.	24,846,091
12,712	UniFirst Corp.	2,396,975
		27,243,066
	CONSTRUCTION MATERIALS — 0.4%
34,651	Knife River Corp.*	3,260,659
	CONSUMER SERVICES — 2.1%
844,867	Upbound Group, Inc.	19,381,249
	CONTAINERS & PACKAGING — 0.7%
272,999	Graphic Packaging Holding Co.	6,066,038
	ELECTRICAL EQUIPMENT — 2.1%
93,761	Littelfuse, Inc.	19,226,631
	ENGINEERING & CONSTRUCTION — 0.9%
139,479	Everus Construction Group, Inc.*	8,077,229
	FOOD — 1.5%
331,396	Darling Ingredients, Inc.*	10,326,300
154,992	TreeHouse Foods, Inc.*	3,481,120
		13,807,420
	GAS & WATER UTILITIES — 7.8%
1,234,938	MDU Resources Group, Inc.	21,228,584
436,002	New Jersey Resources Corp.	20,008,132
832,135	UGI Corp.	30,006,788
		71,243,504
	INDUSTRIAL INTERMEDIATE PRODUCTS — 0.2%
102,635	L B Foster Co. - Class A*	1,938,775
	INDUSTRIAL SUPPORT SERVICES — 3.1%
258,539	MSC Industrial Direct Co., Inc. - Class A	20,993,367
1

FPA Queens Road Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2025

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIAL SUPPORT SERVICES (Continued)
55,401	VSE Corp.	$7,207,116
		28,200,483
	INSURANCE — 9.9%
589,304	CNO Financial Group, Inc.	22,369,980
62,211	Enstar Group Ltd.*	20,841,307
415,832	Horace Mann Educators Corp.	18,059,584
372,659	RLI Corp.	28,646,297
		89,917,168
	INTERNET MEDIA & SERVICES — 1.7%
187,037	Angi, Inc.*	2,927,129
356,195	IAC, Inc.*	12,808,772
		15,735,901
	MACHINERY — 7.9%
174,475	AGCO Corp.	17,095,060
15,520	CSW Industrials, Inc.	4,745,861
81,171	Graco, Inc.	6,871,937
173,045	JBT Marel Corp.	19,867,296
235,640	Oshkosh Corp.	23,373,132
		71,953,286
	PUBLISHING & BROADCASTING — 0.9%
483,801	Scholastic Corp.	8,355,243
	RETAIL - CONSUMER STAPLES — 3.5%
125,198	Ingles Markets, Inc. - Class A	7,799,836
139,656	Sprouts Farmers Market, Inc.*	24,140,936
		31,940,772
	RETAIL - DISCRETIONARY — 1.8%
343,013	Advance Auto Parts, Inc.	16,440,613
	SEMICONDUCTORS — 5.6%
136,153	Qorvo, Inc.*	10,350,351
297,713	Synaptics, Inc.*	17,493,616
1,665,006	Vishay Intertechnology, Inc.	23,426,634
		51,270,601
	SOFTWARE — 1.1%
180,422	Concentrix Corp.	10,097,317
	SPECIALTY FINANCE — 3.2%
850,202	MGIC Investment Corp.	22,487,843
56,879	Nelnet, Inc., Class A	6,608,202
		29,096,045
	TECHNOLOGY HARDWARE — 14.0%
229,675	Arrow Electronics, Inc.*	27,188,927
2

FPA Queens Road Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2025

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY HARDWARE (Continued)
140,039	Fabrinet*	$32,610,882
153,793	InterDigital, Inc.	33,413,067
284,230	TD SYNNEX Corp.	34,488,468
		127,701,344
	TECHNOLOGY SERVICES — 2.6%
201,610	Science Applications International Corp.	23,294,019
	TRANSPORTATION EQUIPMENT — 2.2%
539,334	REV Group, Inc.	20,219,632
	WHOLESALE - DISCRETIONARY — 2.2%
677,440	G-III Apparel Group Ltd.*	19,679,632
	TOTAL COMMON STOCKS
	(Cost $627,385,042)	827,739,358
	PREFERRED STOCKS — 0.0%
	INDUSTRIALS — 0.0%
4,835	WESCO International, Inc., 10.625%(a),(b)	123,389
	TOTAL PREFERRED STOCKS
	(Cost $128,128)	123,389
	SHORT-TERM INVESTMENTS — 10.5%
	MONEY MARKET INVESTMENTS — 10.5%
95,481,429	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class, 4.16%(c)	95,481,429
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $95,481,429)	95,481,429
	TOTAL INVESTMENTS — 101.5%
	(Cost $722,994,599)	923,344,176
	Liabilities in Excess of Other Assets — (1.5)%	(13,864,315)
	TOTAL NET ASSETS — 100.0%	$909,479,861

*	Non-income producing security.
(a)	Perpetual security. Maturity date is not applicable.
(b)	Variable or floating rate security.
(c)	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

3

FPA Queens Road Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2025

Assets:
Investments, at value (cost $722,994,599)	$923,344,176
Receivables:
Fund shares sold	491,562
Dividends and interest	621,349
Prepaid expenses	52,241
Total assets	924,509,328

Liabilities:
Payables:
Investment securities purchased	14,167,905
Fund shares redeemed	161,739
Advisory fees	495,723
Shareholder servicing fees (Note 7)	103,543
Fund services fees	9,917
Registration fees	27,175
Shareholder reporting fees	17,951
Auditing fees	16,269
Legal fees	7,463
Trustees' deferred compensation (Note 3)	6,154
Chief Compliance Officer fees	1,961
Accrued other expenses	13,667
Total liabilities	15,029,467
Net Assets	$909,479,861

Components of Net Assets:
Capital Stock (no par value with an unlimited number of shares authorized)	$688,638,447
Total distributable earnings (accumulated deficit)	220,841,414
Net Assets	$909,479,861

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$95,294,949
Shares of beneficial interest issued and outstanding	2,395,218
Redemption price per share	$39.79

Institutional Class Shares:
Net assets applicable to shares outstanding	$781,186,500
Shares of beneficial interest issued and outstanding	19,651,015
Redemption price per share	$39.75

Advisor Class Shares:
Net assets applicable to shares outstanding	$32,998,412
Shares of beneficial interest issued and outstanding	831,922
Redemption price per share	$39.67

See accompanying Notes to Financial Statements.

4

FPA Queens Road Small Cap Value Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2025

Investment income:
Dividends (net of foreign withholding taxes of $37,064)	$10,629,538
Interest	3,742,003
Total investment income	14,371,541

Expenses:
Advisory fees	5,204,420
Shareholder servicing fees - Investor Class (Note 7)	189,301
Shareholder servicing fees - Institutional Class (Note 7)	455,641
Shareholder servicing fees - Advisor Class (Note 7)	49,220
Fund services fees	160,154
Registration fees	49,198
Miscellaneous	46,974
Shareholder reporting fees	43,938
Trustees' fees and expenses	36,214
Redemption liquidity service	24,727
Legal fees	22,231
Auditing fees	21,528
Insurance fees	21,387
Chief Compliance Officer fees	8,238
Total expenses	6,333,171
Net investment income (loss)	8,038,370

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,047,125
In-kind redemptions	11,851,387
Total realized gain (loss)	32,898,512
Net change in unrealized appreciation (depreciation) on:
Investments	25,946,662
Net change in unrealized appreciation (depreciation)	25,946,662
Net realized and unrealized gain (loss)	58,845,174

Net Increase (Decrease) in Net Assets from Operations	$66,883,544

See accompanying Notes to Financial Statements.

5

FPA Queens Road Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2025	For the Year Ended May 31, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$8,038,370	$5,968,248
Total realized gain (loss) on investments	32,898,512	37,167,137
Net change in unrealized appreciation (depreciation) on investments	25,946,662	82,999,731
Net increase (decrease) in net assets resulting from operations	66,883,544	126,135,116

Distributions to Shareholders:
Distributions:
Investor Class	(4,334,028)	(2,073,842)
Institutional Class	(32,840,884)	(15,149,770)
Advisor Class	(1,546,449)	(1,349,927)
Total distributions to shareholders	(38,721,361)	(18,573,539)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	31,256,196	18,009,679
Institutional Class	215,903,807	192,213,646
Advisor Class	12,763,673	13,770,165
Reinvestment of distributions:
Investor Class	4,326,093	2,067,197
Institutional Class	30,073,326	12,983,852
Advisor Class	1,510,109	1,333,233
Cost of shares redeemed:
Investor Class	(25,937,442)	(23,816,357)
Institutional Class	(89,648,643)	(57,588,989)
Advisor Class	(23,869,104)	(25,536,114)
Net increase (decrease) in net assets from capital transactions	156,378,015	133,436,312

Total increase (decrease) in net assets	184,540,198	240,997,889

Net Assets:
Beginning of period	724,939,663	483,941,774
End of period	$909,479,861	$724,939,663

Capital Share Transactions:
Shares sold:
Investor Class	795,691	506,711
Institutional Class	5,549,972	5,483,828
Advisor Class	323,488	388,226
Shares reinvested:
Investor Class	111,411	55,931
Institutional Class	775,485	351,771
Advisor Class	39,001	36,160
Shares redeemed:
Investor Class	(668,386)	(673,274)
Institutional Class	(2,330,783)	(1,632,497)
Advisor Class	(611,069)	(701,696)
Net increase (decrease) in capital share transactions	3,984,810	3,815,160

See accompanying Notes to Financial Statements.

6

FPA Queens Road Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2025	2024	2023[1]	2022[1]	2021[1]
Net asset value, beginning of period	$38.40	$32.12	$34.03	$35.52	$23.22

Income from Investment Operations:
Net investment income (loss)[2]	0.35	0.27	0.31	0.07	0.06
Net realized and unrealized gain (loss)	2.93	6.96	(1.54)	(0.95)	12.34
Total from investment operations	3.28	7.23	(1.23)	(0.88)	12.40

Less Distributions:
From net investment income	(0.31)	(0.44)	-	-	(0.09)
From net realized gain	(1.58)	(0.51)	(0.68)	(0.61)	(0.01)
Total distributions	(1.89)	(0.95)	(0.68)	(0.61)	(0.10)
Net asset value, end of period	$39.79	$38.40	$32.12	$34.03	$35.52

Total return[3]	8.67%	22.62%	(3.63)%	(2.52)%	53.51%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$95,295	$82,801	$72,820	$82,461	$193,922

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.92%	0.98%	1.00%	1.00%	1.11%
After fees waived and expenses absorbed	0.92%	0.98%	1.00%	1.00%	1.09%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.89%	0.77%	0.95%	0.21%	0.22%
After fees waived and expenses absorbed	0.89%	0.77%	0.95%	0.21%	0.20%

Portfolio turnover rate	15%	19%	13%	10%	15%

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	Based on average shares outstanding for the period.
[3]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
[4]	Effective November 1, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 1.04%. Prior to November 1, 2020, the Fund had a unitary fee structure that limited annual operating expenses to 1.18%.

See accompanying Notes to Financial Statements.

7

FPA Queens Road Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,				For the Period Ended May 31,
	2025	2024	2023[1]	2022[1]	2021[1,2]
Net asset value, beginning of period	$38.37	$32.10	$33.99	$35.52	$28.16

Income from Investment Operations:
Net investment income (loss)[3]	0.41	0.34	0.37	0.13	0.02
Net realized and unrealized gain (loss)	2.93	6.95	(1.54)	(0.94)	7.44
Total from investment operations	3.34	7.29	(1.17)	(0.81)	7.46

Less Distributions:
From net investment income	(0.38)	(0.51)	(0.04)	(0.11)	(0.09)
From net realized gain	(1.58)	(0.51)	(0.68)	(0.61)	(0.01)
Total distributions	(1.96)	(1.02)	(0.72)	(0.72)	(0.10)
Redemption fee proceeds	-	-	-	-	-
Net asset value, end of period	$39.75	$38.37	$32.10	$33.99	$35.52

Total return[4]	8.82%	22.82%	(3.44)%	(2.34)%	26.59%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$781,187	$600,743	$367,607	$376,221	$301,941

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.78%	0.79%	0.81%	0.83%	0.91%[6]
After fees waived and expenses absorbed	0.78%	0.79%	0.81%	0.83%	0.89%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.03%	0.97%	1.14%	0.38%	0.08%[6]
After fees waived and expenses absorbed	1.03%	0.97%	1.14%	0.38%	0.10%[6]

Portfolio turnover rate	15%	19%	13%	10%	15%[5]

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	The Institutional Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.
[3]	Based on average shares outstanding for the period.
[4]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

8

FPA Queens Road Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,				For the Period Ended May 31,
	2025	2024	2023[1]	2022[1]	2021[1,2]
Net asset value, beginning of period	$38.31	$32.05	$33.94	$35.52	$28.16

Income from Investment Operations:
Net investment income (loss) [3]	0.37	0.30	0.34	0.10	0.02
Net realized and unrealized gain (loss)	2.90	6.94	(1.54)	(0.95)	7.44
Total from investment operations	3.27	7.24	(1.20)	(0.85)	7.46

Less Distributions:
From net investment income	(0.33)	(0.47)	(0.01)	(0.12)	(0.09)
From net realized gain	(1.58)	(0.51)	(0.68)	(0.61)	(0.01)
Total distributions	(1.91)	(0.98)	(0.69)	(0.73)	(0.10)
Net asset value, end of period	$39.67	$38.31	$32.05	$33.94	$35.52

Total return[4]	8.66%	22.69%	(3.56)%	(2.46)%	26.58%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,998	$41,396	$43,514	$39,219	$724

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.86%	0.90%	0.93%	0.93%	0.90%[6]
After fees waived and expenses absorbed	0.86%	0.90%	0.93%	0.93%	0.90%[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.95%	0.85%	1.04%	0.28%	0.10%[6]
After fees waived and expenses absorbed	0.95%	0.85%	1.04%	0.28%	0.10%[6]

Portfolio turnover rate	15%	19%	13%	10%	15%[5]

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	The Advisor Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.
[3]	Based on average shares outstanding for the period.
[4]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

9

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2025

Note 1 – Organization

FPA Queens Road Small Cap Value Fund (the “Fund”) is a diversified series of Investment Managers Series Trust III (the “Trust”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital growth. First Pacific Advisors, LP (the “Adviser”) has served as the Fund’s investment adviser since November 1, 2020.

On July 28, 2023, the Fund acquired the assets and assumed the liabilities of FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, (the “Predecessor Fund”) in a tax-free reorganization pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trust’s Board and by the Predecessor Fund’s Board on May 8, 2023. The tax-free reorganization was accomplished on July 28, 2023. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value as noted below:

Shares Issued		Net Assets
Investor Class	2,273,407	$80,361,287
Institutional Class	11,451,635	$404,622,337
Advisor Class	1,384,548	$48,836,652

The net unrealized appreciation of investments transferred was $138,240,430 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services— Investment Companies”.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The Adviser is deemed to be the Chief Operating Decision Maker with respect to the Funds' investment decisions.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

10

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of May 31, 2025, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

11

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

(d) Distributions to Shareholders

The Fund will make distributions of net investment income annually and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(f) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.75% of the Fund’s average daily net assets up to $50 million and 0.65% of the Fund’s average daily net assets in excess of $50 million. The Adviser engages Bragg Financial Advisors, Inc. (the “Sub-Adviser”) to manage the Fund and pays the Sub-Adviser from its advisory fees.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended May 31, 2025 are reported as Fund services fees on the Statement of Operations.

Distribution Services, LLC, serves as the Fund’s distributor (the “Distributor”). Prior to December 6, 2024, UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, served as the Fund’s distributor. The Distributor does not receive compensation from the Fund for its distribution services; The Adviser pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or Adviser. The Fund does not compensate trustees and officers affiliated with the Fund’s Adviser or co-administrators. For the year ended May 31, 2025, the Fund’s allocated fees incurred to Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”) are reported as Trustees’ fees and expenses on the Statement of Operations.

12

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee’s deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2025 are reported as Chief Compliance Officer fees on the Statement of Operations.

Note 4 – Redemption Liquidity Service Fees

The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Fund to meet all, or a portion, of daily net shareowner redemptions. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the year ended May 31, 2025 the fees associated with ReFlow are disclosed in the Statement of Operations within redemption liquidity service fees.

Note 5 – Federal Income Taxes

At May 31, 2025, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$724,791,395

Gross unrealized appreciation	$231,872,730
Gross unrealized depreciation	(33,319,949)

Net unrealized appreciation/(depreciation)	$198,552,781

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

13

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

As of May 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,849,227
Undistributed long-term capital gains	19,445,560
Tax accumulated earnings	22,294,787

Accumulated capital and other losses	-
Unrealized appreciation/(depreciation) on investments	198,552,781
Unrealized deferred compensation	(6,154)
Total accumulated earnings/(deficit)	$220,841,414

The tax character of distributions paid during the fiscal years ended May 31, 2025 and May 31, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$7,515,318	$9,621,391
Net long-term capital gains	31,206,043	8,952,148
Total distributions paid	$38,721,361	$18,573,539

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2025, permanent difference in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$11,851,387	$(11,851,387)

Note 6 – Investment Transactions

For the year ended May 31, 2025, purchases, sales, and in-kind redemptions of investments, excluding short-term investments, were $250,123,680, $109,493,375, and $14,124,200, respectively.

Note 7 – Shareholder Servicing Plan

Pursuant to the Shareholder Service Plan adopted by the Board, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.25%, 0.10%, and 0.15% of its average daily net assets attributable to Investor Class, Institutional Class, and Advisor Class shares of the Fund, respectively. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives and/or shareholder servicing agents for these services. For the year ended May 31, 2025, the Fund’s shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

14

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2025, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Common Stocks*	$827,739,358	$-	$-	$827,739,358
Preferred Stocks*	123,389	-	-	123,389
Short-Term Investments	95,481,429	-	-	95,481,429
Total	$923,344,176	$-	$-	$923,344,176

*	All sub-categories within Common Stocks and Preferred Stocks represent Level 1 investments. See Schedule of Investments for industry categories.

**	The Fund did not hold any Level 2 or Level 3 securities at period end.
15

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers into or out of Level 3 during the year ended May 31, 2025.

The Fund did not hold derivatives as of May 31, 2025.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11 – New Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management has evaluated the impact of applying ASU 2023-07, and the fund has adopted the ASU during the reporting period. The adoption of the ASU does not have a material impact on the financial statements. Required disclosure is included in Note 1.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust III

and the Shareholders of the FPA Queens Road Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA Queens Road Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust III, including the schedule of investments, as of May 31, 2025, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended May 31, 2023, were audited by other auditors, whose report dated July 26, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 30, 2025

17

FPA Queens Road Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended May 31, 2025, the FPA Queens Road Small Cap Value Fund had 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended May 31, 2025, the FPA Queens Road Small Cap Value Fund had 100% of dividends paid from net investment income, designated as qualified dividend income.

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the FPA Queens Road Small Cap Value Fund hereby designates $31,206,043 as long-term capital gains distributed during the year ended May 31, 2025.

18

FPA Queens Road Value Fund

ANNUAL FINANCIALS AND OTHER INFORMATION

MAY 31, 2025

FPA Queens Road Value Fund

A series of Investment Managers Series Trust III

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights
Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Report of Independent Registered Public Accounting Firm	15
Supplemental Information	16

This report and the financial statements contained herein are provided for the general information of the shareholders of the FPA Queens Road Value Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective shareholder report and prospectus.

www.fpa.com

FPA Queens Road Value Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2025

Number of Shares		Value
	COMMON STOCKS — 91.3%
	AEROSPACE & DEFENSE — 6.2%
8,000	General Dynamics Corp.	$2,227,920
6,600	RTX Corp.	900,768
		3,128,688
	ASSET MANAGEMENT — 7.5%
6,000	Ameriprise Financial, Inc.	3,055,440
7,900	T. Rowe Price Group, Inc.	739,361
		3,794,801
	BANKING — 4.7%
9,000	JPMorgan Chase & Co.	2,376,000
	BIOTECH & PHARMA — 5.7%
13,820	Merck & Co., Inc.	1,061,929
76,000	Pfizer, Inc.	1,785,240
		2,847,169
	DIVERSIFIED INDUSTRIALS — 1.1%
3,600	3M Co.	534,060
	ELECTRICAL EQUIPMENT — 16.1%
3,400	Allegion PLC	485,180
10,000	Eaton Corp. PLC	3,202,000
10,200	Trane Technologies PLC	4,388,754
		8,075,934
	ENTERTAINMENT CONTENT — 1.2%
5,151	Walt Disney Co.	582,269
	FOOD — 4.4%
10,000	Hershey Co.	1,606,900
9,000	Mondelez International, Inc. - Class A	607,410
		2,214,310
	HEALTH CARE FACILITIES & SVCS — 6.8%
30,000	Centene Corp.*	1,693,200
4,500	Elevance Health, Inc.	1,727,280
		3,420,480
	INSTITUTIONAL FINANCIAL SVCS — 2.5%
14,500	Bank of New York Mellon Corp.	1,284,845
	INSURANCE — 6.6%
3	Berkshire Hathaway, Inc. - Class A*	2,272,200
10,000	Prudential Financial, Inc.	1,038,900
		3,311,100
	LEISURE FACILITIES & SERVICES — 2.6%
4,225	McDonald's Corp.	1,326,016
	MACHINERY — 1.5%
9,000	Ingersoll Rand, Inc.	734,760
1

FPA Queens Road Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2025

Number of Shares		Value
	COMMON STOCKS (Continued)
	MEDICAL EQUIPMENT & DEVICES — 2.5%
6,300	Danaher Corp.	$1,196,370
900	Solventum Corp.*	65,781
		1,262,151
	SEMICONDUCTORS — 1.0%
26,000	Intel Corp.	508,300
	SOFTWARE — 6.7%
20,395	Oracle Corp.	3,375,985
	SPECIALTY FINANCE — 10.3%
11,000	American Express Co.	3,234,550
12,000	Fiserv, Inc.*	1,953,480
		5,188,030
	TECHNOLOGY HARDWARE — 2.6%
20,700	Cisco Systems, Inc.	1,304,928
	TRANSPORTATION & LOGISTICS — 1.3%
3,000	Union Pacific Corp.	664,980
	TOTAL COMMON STOCKS
	(Cost $16,111,348)	45,934,806
	SHORT-TERM INVESTMENTS — 8.7%
	MONEY MARKET INVESTMENTS — 8.7%
4,356,290	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class, 4.16%(a)	4,356,290
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,356,290)	4,356,290
	TOTAL INVESTMENTS — 100.0%
	(Cost $20,467,638)	50,291,096
	Other Assets in Excess of Liabilities — 0.0%	3,987
	TOTAL NET ASSETS — 100.0%	$50,295,083

PLC – Public Limited Company

*	Non-income producing security.
(a)	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

2

FPA Queens Road Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2025

Assets:
Investments, at value (cost $20,467,638)	$50,291,096
Receivables:
Fund shares sold	6
Dividends and interest	86,604
Prepaid expenses	11,467
Total assets	50,389,173

Liabilities:
Payables:
Fund shares redeemed	11,103
Advisory fees	12,965
Shareholder servicing fees (Note 7)	7,985
Fund services fees	16,093
Shareholder reporting fees	15,930
Auditing fees	15,066
Legal fees	6,642
Trustees' deferred compensation (Note 3)	3,912
Chief Compliance Officer fees	1,410
Trustees' fees and expenses	272
Accrued other expenses	2,712
Total liabilities	94,090
Commitments and contingencies (Note 3)
Net Assets	$50,295,083

Components of Net Assets:
Capital Stock (no par value with an unlimited number of shares authorized)	$20,201,614
Total distributable earnings (accumulated deficit)	30,093,469
Net Assets	$50,295,083
Number of shares issued and outstanding	1,618,182
Net asset value per share	$31.08

See accompanying Notes to Financial Statements.

3

FPA Queens Road Value Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2025

Investment income:
Dividends	$791,366
Interest	188,125
Total investment income	979,491

Expenses:
Advisory fees	476,269
Shareholder servicing fees (Note 7)	16,625
Fund services fees	57,580
Registration fees	44,824
Auditing fees	20,454
Trustees' fees and expenses	16,465
Shareholder reporting fees	15,054
Insurance fees	11,638
Chief Compliance Officer fees	7,512
Miscellaneous	7,380
Legal fees	4,610
Total expenses	678,411
Advisory fees waived	(352,543)
Net expenses	325,868
Net investment income (loss)	653,623

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	-
Total realized gain (loss)	-
Net change in unrealized appreciation (depreciation) on:
Investments	1,550,465
Net change in unrealized appreciation (depreciation)	1,550,465
Net realized and unrealized gain (loss)	1,550,465

Net Increase (Decrease) in Net Assets from Operations	$2,204,088

See accompanying Notes to Financial Statements.

4

FPA Queens Road Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2025	For the Year Ended May 31, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$653,623	$525,974
Total realized gain (loss) on investments	-	1,892,159
Net change in unrealized appreciation (depreciation) on investments	1,550,465	7,777,270
Net increase (decrease) in net assets resulting from operations	2,204,088	10,195,403

Distributions to Shareholders:
Distributions	(1,843,837)	(1,035,489)
Total distributions to shareholders	(1,843,837)	(1,035,489)

Capital Transactions:
Net proceeds from shares sold	13,662,215	10,385,173
Reinvestment of distributions	1,837,884	1,031,594
Cost of shares redeemed	(13,032,860)	(4,838,357)
Net increase (decrease) in net assets from capital transactions	2,467,239	6,578,410

Total increase (decrease) in net assets	2,827,490	15,738,324

Net Assets:
Beginning of period	47,467,593	31,729,269
End of period	$50,295,083	$47,467,593

Capital Share Transactions:
Shares sold	429,960	351,663
Shares reinvested	59,421	38,363
Shares redeemed	(416,773)	(173,992)
Net increase (decrease) in capital share transactions	72,608	216,034

See accompanying Notes to Financial Statements.

5

FPA Queens Road Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2025	2024	2023[1]	2022[1]	2021[1]
Net asset value, beginning of period	$30.71	$23.86	$24.37	$29.21	$22.45

Income from Investment Operations:
Net investment income[2]	0.41	0.39	0.36	0.32	0.39
Net realized and unrealized gain (loss)	1.10	7.26	(0.20)	(0.63)	7.99
Total from investment operations	1.51	7.65	0.16	(0.31)	8.38

Less Distributions:
From net investment income	(0.40)	(0.35)	(0.36)	(0.37)	(0.48)
From net realized gains	(0.74)	(0.45)	(0.31)	(4.16)	(1.14)
Total distributions	(1.14)	(0.80)	(0.67)	(4.53)	(1.62)
Net asset value, end of period	$31.08	$30.71	$23.86	$24.37	$29.21

Total return[3]	4.91%	32.53%	0.65%	(2.19)%	38.62%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,295	$47,468	$31,729	$34,335	$41,935

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.35%	1.61%	2.10%	1.95%	1.43%
After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.65%	0.77%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.60%	0.47%	0.04%	(0.18)%	0.89%
After fees waived and expenses absorbed	1.30%	1.43%	1.49%	1.12%	1.55%

Portfolio turnover rate	0%	9%	0%	4%	0%

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	Based on average shares outstanding for the period.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective November 1, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.65%. Prior to November 1, 2020, the Fund had a unitary fee structure that limited annual operating expenses to 0.95%.

See accompanying Notes to Financial Statements.

6

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2025

Note 1 – Organization

FPA Queens Road Value Fund (the “Fund”) is a diversified series of Investment Managers Series Trust III (the “Trust”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital growth. First Pacific Advisors, LP (the “Adviser”) has served as the Fund’s investment adviser since November 1, 2020.

On July 28, 2023, the Fund acquired the assets and assumed the liabilities of FPA Queens Road Value Fund, a series of Bragg Capital Trust, (the “Predecessor Fund”) in a tax-free reorganization pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trust’s Board and by the Predecessor Fund’s Board on May 8, 2023. The tax-free reorganization was accomplished on July 28, 2023. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value as noted below:

Shares Issued	Net Assets
1,309,954	$34,362,082

The net unrealized appreciation of investments transferred was $22,847,187 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services— Investment Companies”.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The Adviser is deemed to be the Chief Operating Decision Maker with respect to the Funds' investment decisions.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

7

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of May 31, 2025, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

8

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(f) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.95% of the Fund’s average daily net assets. The Adviser engages Bragg Financial Advisors, Inc. (the “Sub-Adviser”) to manage the Fund and pays the Sub-Adviser from its advisory fees.

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) do not exceed 0.65% of the average daily net assets. This agreement is in effect until September 30, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. For the year ended May 31, 2025, the Adviser waived a portion of its advisory fees totaling $352,543.

These expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. Similarly, the Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Adviser to the Predecessor Fund prior to the Predecessor Fund's reorganization on July 28, 2023 for a period ending three years after the date of the waiver or payment. This agreement may be terminated only by the Fund’s Board of Trustees (the “Board”), upon written notice to the adviser. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. As of May 31, 2025, the Adviser may seek recoupment for previously waived or reimbursed expenses, subject to the limitations noted above, no later than the dates as outlined below:

9

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

May 31, 2026	$474,577
May 31, 2027	354,046
May 31, 2028	352,543
Total	$1,181,166

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended May 31, 2025 are reported as Fund services fees on the Statement of Operations.

Distribution Services, LLC, serves as the Fund’s distributor (the “Distributor”). Prior to December 6, 2024, UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, served as the Fund’s distributor. The Distributor does not receive compensation from the Fund for its distribution services; The Adviser pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or Adviser. The Fund does not compensate trustees and officers affiliated with the Fund’s Adviser or co-administrators. For the year ended May 31, 2025, the Fund’s allocated fees incurred to Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”) are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee’s deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2025 are reported on the Statement of Operations.

Note 4 – Redemption Liquidity Service Fees

The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Fund to meet all, or a portion, of daily net shareowner redemptions. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day.  During the year ended May 31, 2025, the Fund did not participate in the ReFlow liquidity program.

10

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

Note 5 – Federal Income Taxes

At May 31, 2025, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$20,475,872

Gross unrealized appreciation	$31,154,220
Gross unrealized depreciation	(1,338,996)

Net unrealized appreciation/(depreciation)	$29,815,224

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of May 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$282,157
Undistributed long-term capital gains	-
Tax accumulated earnings	282,157

Accumulated capital and other losses	-
Unrealized appreciation/(depreciation) on investments	29,815,224
Unrealized deferred compensation	(3,912)
Total accumulated earnings/(deficit)	$30,093,469

The tax character of distributions paid during the fiscal years ended May 31, 2025 and May 31, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$643,806	$458,814
Net long-term capital gains	1,200,031	576,675
Total distributions paid	$1,843,837	$1,035,489

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2025, no permanent difference in book and tax accounting has been reclassified to paid-in capital and total distributable earnings/(losses).

Note 6 – Investment Transactions

For the year ended May 31, 2025, purchases and sales of investments, excluding short-term investments, were $0 and $0, respectively.

11

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

Note 7 – Shareholder Servicing Plan

Pursuant to the Shareholder Service Plan adopted by the Board, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets attributable to shares of the Fund. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives and/or shareholder servicing agents for these services. For the year ended May 31, 2025, the Fund’s shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

12

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2025, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Common Stocks*	$45,934,806	$-	$-	$45,934,806
Short-Term Investments	4,356,290	-	-	4,356,290
Total	$50,291,096	$-	$-	$50,291,096

*	All sub-categories within Common Stocks represent Level 1 investments. See Schedule of Investments for industry categories.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the year ended May 31, 2025.

The Fund did not hold derivatives as of May 31, 2025.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11 – New Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management has evaluated the impact of applying ASU 2023-07, and the fund has adopted the ASU during the reporting period. The adoption of the ASU does not have a material impact on the financial statements. Required disclosure is included in Note 1.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

13

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2025

Effective October 1, 2025, the Advisor has contractually agreed to increase the limit on the total annual fund operating expenses of the Fund from 0.65% to 0.73% of the average daily net assets of the Fund.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust III

and the Shareholders of the FPA Queens Road Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA Queens Road Value Fund (the “Fund”), a series of Investment Managers Series Trust III, including the schedule of investments, as of May 31, 2025, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended May 31, 2023, were audited by other auditors, whose report dated July 26, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 30, 2025

15

FPA Queens Road Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended May 31, 2025, the FPA Queens Road Value Fund had 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended May 31, 2025, the FPA Queens Road Value Fund had 100% of dividends paid from net investment income, designated as qualified dividend income.

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the FPA Queens Road Value Fund designates $1,200,031 as long-term capital gains distributed during the year ended May 31, 2025.

16

Form N-CSR Items 8 - 11 (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

FPA Queens Road Small Cap Value Fund

Board Consideration of Investment Advisory Agreements

At an in-person meeting held on April 22, 2025, the Board of Trustees (the “Board”) of Investment Managers Series Trust III (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and First Pacific Advisors, LP (the “Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Advisor, and Bragg Financial Advisors, Inc. (the “Sub-Advisor”), with respect to the FPA Queens Road Small Cap Value Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 3000 Index, the Russell 2000 Value Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Small Value category (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2024; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. No representatives of the Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Fund Advisory Agreements, the Independent Trustees met separately in an executive session to consider the Fund Advisory Agreements, including the items discussed below. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Fund Advisory Agreements, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Form N-CSR Items 8 - 11 (Unaudited) - Continued

First Pacific Advisors, LP

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one-, three-, five-, and ten-year periods were above the Peer Group and Small Value Fund Universe median returns and the Russell 2000 Value Index returns, but below the Russell 3000 Index returns by 13.05%, 2.72%, 3.55%, and 4.05%, respectively, for those periods. The Trustees considered the Advisor’s assertion that the Russell 3000 Index is not an appropriate benchmark for purposes of comparing the Fund’s performance, and that the Russell 3000 Index was added as the Fund’s broad-based securities market index solely to comply with a new regulatory requirement. The Trustees observed that the Small Cap Value Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the one-, three-, five-, and ten-year periods; and the Fund’s risk-adjusted returns, as measured by its Sharpe ratio, ranked it in the first quartile of the funds in the Peer Group and Fund Universe for the five- and ten-year periods.

The Board noted its familiarity with the Advisor and considered the overall quality of services provided by the Advisor to the Fund. In doing so, the Board considered the Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Advisor and the Sub-Advisor, noting that the Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Small Value Fund Universe medians. The Trustees considered that the Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Fund.

Form N-CSR Items 8 - 11 (Unaudited) - Continued

Advisor Profitability and Costs

The Board and the Independent Trustees considered information provided by the Advisor regarding its costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship with the Fund. The Trustees reviewed and considered the Advisor’s representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Trustees considered the general process through which individuals’ compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor’s methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Trustees recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Advisor from its relationship with the Fund were reasonable.

Economies of Scale

The Board and the Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund’s asset levels and any economies of scale that may exist. The Trustees considered the Advisor’s representation that its internal costs of providing investment management services to the Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund’s investments, as well as the Advisor’s investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor’s investment teams. The Trustees also noted the Advisor’s representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it provides to the Fund. The Trustees also considered the Advisor’s willingness to close funds to new investors when it believes that the Fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

The Board and the Independent Trustees noted that the advisory fee schedule for the Fund contained breakpoints. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund’s assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Advisor’s representation that it believes that additional breakpoints are currently not warranted for the Fund given the ongoing additional investments the Advisor is making in its business for the benefit of the Fund, the increases in compensation paid to attract and retain high quality investment professionals, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund’s assets, all of which could negatively impact the Advisor’s profitability. The Trustees concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor’s service infrastructure, and that in light of these investments, additional breakpoints to the Fund’s advisory fee structure were not warranted at current asset levels.

Benefits to the Advisor

The Board and the Independent Trustees considered other “fall out” benefits received by the Advisor as a result of its relationship with the Fund, other than the advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Form N-CSR Items 8 - 11 (Unaudited) - Continued

Bragg Financial Advisors, Inc.

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Trustees noted that, as the sole sub-advisor to the Fund, the Sub-Advisor is primarily responsible for the day-to-day management of the Fund and its investment results, which the Board had discussed when considering the Advisory Agreement with the Advisor. The Trustees noted that the Advisor was recommending the renewal of the Sub-Advisory Agreement. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board and the Independent Trustees considered information provided by the Sub-Advisor regarding the Fund’s sub-advisory fee. The Board and the Independent Trustees noted that the Fund’s sub-advisory fee was within the range of the advisory fees that the Sub-Advisor charges to manage separate accounts using similar strategies as the Fund. The Board observed that the Advisor pays the Sub-Advisor’s sub-advisory fee out of the Advisor’s advisory fee. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor pursuant to the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board and the Independent Trustees considered other “fall out” benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the sub-advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

Form N-CSR Items 8 - 11 (Unaudited) - Continued

FPA Queens Road Value Fund

Board Consideration of Investment Advisory Agreements

At an in-person meeting held on April 22, 2025, the Board of Trustees (the “Board”) of Investment Managers Series Trust III (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and First Pacific Advisors, LP (the “Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Advisor, and Bragg Financial Advisors, Inc. (the “Sub-Advisor”), with respect to the FPA Queens Road Value Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Index, the S&P 500 Value Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Large Value category (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2024; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. No representatives of the Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Fund Advisory Agreements, the Independent Trustees met separately in an executive session to consider the Fund Advisory Agreements, including the items discussed below. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Fund Advisory Agreements, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Form N-CSR Items 8 - 11 (Unaudited) - Continued

First Pacific Advisors, LP

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one-, five-, and ten-year periods were above the Peer Group and Large Value Fund Universe median returns and the S&P 500 Value Index returns, but below the S&P 500 Index returns by 6.12%, 3.12%, and 2.78%, respectively, for those periods. For the three-year period, the Value Fund’s annualized total return was above the Peer Group and Fund Universe median returns, but below the S&P 500 Index return and the S&P 500 Value Index return by 0.99% and 1.21%, respectively. The Trustees considered the Advisor’s assertion that the S&P 500 Index is not an appropriate benchmark for purposes of comparing the Fund’s performance, and that the S&P 500 Index was added as the Fund’s broad-based securities market index to comply with a new regulatory requirement. The Trustees observed that the Fund’s risk-adjusted returns, as measured by its Sharpe ratio, and its risk-adjusted returns relative to the benchmark, as measured by its information ratio, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group and Fund Universe for the one-, three-, five-, and ten-year periods.

The Board noted its familiarity with the Advisor and considered the overall quality of services provided by the Advisor to the Fund. In doing so, the Board considered the Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Advisor and the Sub-Advisor, noting that the Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was above the Peer Group and Large Value Fund Universe medians by 0.20% and 0.30%, respectively. The Trustees observed that the Fund’s advisory fee was not in the highest quartile of funds in the Peer Group. The Trustees considered that the Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Fund.

Form N-CSR Items 8 - 11 (Unaudited) - Continued

Advisor Profitability and Costs

The Board and the Independent Trustees considered information provided by the Advisor regarding its costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship with the Fund. The Trustees reviewed and considered the Advisor’s representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Trustees considered the general process through which individuals’ compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor’s methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Trustees observed that the Advisor had waived a majority of its advisory fee for the Fund and had not realized a profit with respect to the Fund.

Economies of Scale

The Board and the Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund’s asset levels and any economies of scale that may exist. The Trustees considered the Advisor’s representation that its internal costs of providing investment management services to the Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund’s investments, as well as the Advisor’s investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor’s investment teams. The Trustees also noted the Advisor’s representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it provides to the Fund. The Trustees also considered the Advisor’s willingness to close funds to new investors when it believes that the Fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

The Board and the Independent Trustees noted that the advisory fee schedule for the Fund does not have breakpoints. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund’s assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Advisor’s representation that it believes that breakpoints are currently not warranted for the Fund given the ongoing additional investments the Advisor is making in its business for the benefit of the Fund, the increases in compensation paid to attract and retain high quality investment professionals, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund’s assets, all of which could negatively impact the Advisor’s profitability. The Trustees concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor’s service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund’s advisory fee structure was not warranted at current asset levels.

Benefits to the Advisor

The Board and the Independent Trustees considered other “fall out” benefits received by the Advisor as a result of its relationship with the Fund, other than the advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Form N-CSR Items 8 - 11 (Unaudited) - Continued

Bragg Financial Advisors, Inc.

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Trustees noted that, as the sole sub-advisor to the Fund, the Sub-Advisor is primarily responsible for the day-to-day management of the Fund and its investment results, which the Board had discussed when considering the Advisory Agreement with the Advisor. The Trustees noted that the Advisor was recommending the renewal of the Sub-Advisory Agreement. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board and the Independent Trustees considered information provided by the Sub-Advisor regarding the Fund’s sub-advisory fee. The Board and the Independent Trustees noted that the Fund’s sub-advisory fee was within the range of the advisory fees that the Sub-Advisor charges to manage separate accounts using similar strategies as the Fund. The Board observed that the Advisor pays the Sub-Advisor’s sub-advisory fee out of the Advisor’s advisory fee. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor pursuant to the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board and the Independent Trustees considered other “fall out” benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the sub-advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2023.

(a)	(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Instruction to paragraph (a)(2). Not Applicable.

(a)	(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(a) (4) Not Applicable.

(a) (5) Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust III

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	8/8/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	8/8/2025

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	8/8/2025